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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 27, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
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                      (Issuer with respect to Certificates)
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                      NOVASTAR MORTGAGE FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                    333-102282              48-1195807
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(State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
       Incorporation)                     Number)          Identification No.)

8140 Ward Parkway, Suite 300
      Kansas City, Missouri                                      64114
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(Address of Principal Executive                                (Zip Code)
            Offices)

        Registrant's telephone number, including area code (816) 237-7000
                                                          ----------------------

              1901 West 47/th/ Place, Suite 105, Westwood, KS 66205
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          (Former name or former address, if changed since last report)


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Item 5.   Other Events
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..    Copies of the opinions of Dewey Ballantine LLP are being filed as Exhibits
     5.1 and 8.1 to this Current Report on Form 8-K.

..    Consent of Dewey Ballantine LLP

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NOVASTAR MORTGAGE FUNDING CORPORATION

                                    Registrant

                                    By:     /s/  Matt Kaltenrieder
                                        -------------------------------------
                                        Name:    Matt Kaltenrieder
                                        Title:   Vice President

Dated:  February 24, 2003